UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2024

Cencora, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 West First Avenue Conshohocken, PA		19428-1800
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(610) 727-7000

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure.

On December 2, 2024, Cencora, Inc. (the “Company” or “Cencora”) issued a news release announcing that it priced $500,000,000 aggregate principal amount of the Company’s 4.625% Senior Notes due 2027 (the “2027 Notes”), $600,000,000 aggregate principal amount of the Company’s 4.850% Senior Notes due 2029 (the “2029 Notes”) and $700,000,000 aggregate principal amount of the Company’s 5.150% Senior Notes due 2035 (the “2035 Notes” and, together with the 2027 Notes and the 2029 Notes, the “Notes”) in an underwritten registered public offering. The news release is being furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On December 2, 2024, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC on behalf of themselves and as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement provides for the issuance and sale by the Company, and the purchase by the Underwriters, of the Notes. The Notes will be senior unsecured obligations of the Company. The Underwriting Agreement contains representations, warranties, conditions and covenants of the parties thereto as well as provides for indemnification by each of the Company and the Underwriters against certain liabilities and contribution provisions in respect of those liabilities. Subject to the closing conditions specified in the Underwriting Agreement, the Company expects to consummate the sale of the Notes to the Underwriters on December 9, 2024.

The offer and sale of the Notes have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (Registration Statement No. 333-283481) (the “Shelf Registration Statement”), filed with the Securities and Exchange Commission on November 26, 2024.

If the sale of the Notes is consummated pursuant to the terms set forth in the Underwriting Agreement, the Company estimates that it will receive net proceeds of approximately $1.79 billion (after deducting the underwriting discount and offering expenses) from the sale of the Notes. The Company intends to use the net proceeds of the offering to finance a portion of the previously disclosed proposed acquisition (the “Acquisition”) of the majority of Retina Consultants of America, to pay related fees and expenses and for general corporate purposes. The offering is not contingent on the completion of the Acquisition which, if completed, will occur subsequent to the closing of the offering. Pending application of the net proceeds from the sale of the Notes for the foregoing purposes, the Company expects to invest such proceeds in high-quality, short-term debt securities (although the Company is not required to do so by the terms of the Notes).

Certain of the underwriters and their affiliates have in the past provided, and may in the future provide, investment banking, commercial banking, derivative transactions and financial advisory services to the Company and its affiliates in the ordinary course of business for which they have received and may continue to receive customary fees and commissions. Specifically, BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC or their affiliates and certain other underwriters have served as underwriters in connection with past senior note offerings by the Company and may serve similar roles in future securities offerings by the Company. Additionally, the underwriters or their affiliates also serve various roles in the Company’s multi-currency revolving credit facility dated as of October 9, 2024: JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities LLC, serves as administrative agent; JPMorgan Chase Bank, N.A., BofA Securities, Inc., Citibank, N.A., an affiliate of Citigroup Global Markets Inc., Wells Fargo Securities, LLC and BNP Paribas Securities Corp. serve as joint lead arrangers and joint bookrunners; Bank of America, N.A., an affiliate of BofA Securities, Inc., Citibank, N.A.,Wells Fargo Bank, National Association, an affiliate of Wells Fargo Securities, LLC and BNP Paribas, an affiliate of BNP Paribas Securities Corp. serve as syndication agents; U.S. Bank National Association, an affiliate of U.S. Bancorp Investments, Inc., Morgan Stanley Bank, N.A., an affiliate of Morgan Stanley & Co. LLC, and The Bank of Nova Scotia, an affiliate of Scotia Capital (USA) Inc. and MUFG Bank, Ltd., an affiliate of MUFG Securities Americas Inc., serve as documentation agents; and BNP Paribas Securities Corp. serves as a lender. As of September 30, 2024, there were no borrowings outstanding under the Company’s multi-currency revolving credit facility. The underwriters or their affiliates also serve various roles in the Company’s commercial paper program: BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC serve as dealers. Under the Company’s receivables securitization facility, Wells Fargo Bank, National Association, is an uncommitted purchaser, a purchasing agent and related committed purchaser; The Toronto-Dominion Bank, an affiliate of TD Securities (USA) LLC, serves as purchaser agent and related committed purchaser; U.S. Bank National Association and The Bank of Nova Scotia serve as purchaser agents and related committed purchasers; and MUFG Bank, Ltd. serves as administrator, purchaser agent and related committed purchaser. As of September 30, 2024, the Company’s subsidiary, Amerisource Receivables Financial Corporation, had no borrowings outstanding under the receivables securitization facility. Additionally, certain of the underwriters or their affiliates also serve as lenders, agents and in other capacities under the Company’s credit facilities. Certain of the underwriters or their affiliates serve as lenders, agents and in other capacities under the Company’s Term Loan Facility dated as of November 26, 2024: Bank of America, N.A., serves as administrative agent; BofA Securities, Inc., Citibank, N.A., JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC and BNP Paribas, an affiliate of BNP Paribas Securities Corp. serve as joint lead arrangers and joint bookrunners; Citibank, N.A., JPMorgan Chase Bank, N.A.; Wells Fargo Bank, National Association and BNP Paribas Securities Corp. serve as syndication agents; Morgan Stanley Senior Funding, Inc., an affiliate of Morgan Stanley & Co. LLC, PNC Bank, National Association, an affiliate of PNC Capital Markets LLC, TD Securities (USA) LLC and U.S. Bank National Association, an affiliate of U.S. Bancorp Investments, Inc. serve as documentation agents; and BNP Paribas Securities Corp. serves as a lender. Certain of the underwriters or their affiliates serve as lenders, agents and in other capacities under the Company’s 364-Day Revolving Credit Facility dated as of November 26, 2024: Bank of America, N.A. serves as administrative agent, BofA Securities, Inc., Citibank, N.A., JPMorgan Chase Bank, N.A.; Wells Fargo Securities, LLC and BNP Paribas Securities Corp. serve as joint lead arrangers and joint bookrunners; Citibank, N.A., JPMorgan Chase Bank, N.A.; Wells Fargo Bank, National Association and BNP Paribas Securities Corp. serve as syndication agents; Morgan Stanley Senior Funding, Inc., PNC Bank, National Association, TD Securities (USA) LLC and U.S. Bank National Association, serve as documentation agents; and BNP Paribas Securities Corp. and Truist Bank, an affiliate of Truist Securities, Inc. serve as lenders. Certain of the underwriters or their affiliates serve as commitment parties and lenders in connection with the Company’s bridge financing commitments: TD Securities (USA) LLC serves as a syndication agent; Bank of America, N.A. and BofA Securities, Inc. serve as commitment parties and initial lenders; and Citibank, N.A., JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, BNP Paribas Securities Corp., Truist Bank and other underwriters also serve as additional initial lenders. In addition, U.S. Bancorp Investments, Inc., one of the underwriters, is an affiliate of the trustee.

The foregoing is a brief description of certain terms of the Underwriting Agreement and, by its nature, is incomplete. It is qualified in its entirety by the text of the Underwriting Agreement filed as Exhibit 1.1 to this Current Report and incorporated herein by reference. The Underwriting Agreement is also filed with reference to, and is hereby made an exhibit to, the Shelf Registration Statement.

Forward-Looking Statements

Certain of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “sustain,” “synergy,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated. A more detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those indicated is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections in the Company’s Annual Report on Form 10-K for the fiscal year ended September, 30, 2024 and elsewhere in that report and other reports filed by the Company pursuant to the Securities Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by the federal securities laws.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of December 2, 2024, by and among Cencora, Inc., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters listed in Schedule 1 thereto.

99.1	News release of Cencora, Inc., dated December 2, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cencora, Inc.

December 4, 2024	By:	/s/ James F. Cleary
		Name:	James F. Cleary
		Title:	Executive Vice President and Chief Financial Officer